ACCOUNTS PAYABLE AND OTHER (Tables)	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of accounts payable and other

	As of
US$ MILLIONS	Dec. 31, 2021	Dec. 31, 2020
Current:
Accounts payable	$39	$84
Accrued & other liabilities	413	265
Deferred revenue(1)	153	156
Total current	$605	$505

Non-current:
Deferred revenue(1)	$89	$76
Provisions & other liabilities	30	20
Total non-current	$119	$96

(1)Deferred revenue relates primarily to cash contributions from third parties to build future natural gas and electricity connections at our company’s U.K. regulated distribution operation. The deferred revenue is recorded on receipt of cash payments and recognized as revenue as services are rendered over the life of the connections arrangement. Of the deferred revenue outstanding at December 31, 2021, 63% is estimated to be realized during 2022 and 37% during 2023.